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                                                                  EXHIBIT 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In re:                             )       Chapter 11
                                   )
CODON PHARMACEUTICALS, INC.        )
and ONCOR, INC.,                   )       Case No. 99-436(JJF)
                                   )
                   Debtors.        )       (Jointly Administered)


                      FINDINGS OF FACT, CONCLUSIONS OF LAW
                              AND ORDER CONFIRMING
                  SECOND AMENDED LIQUIDATING CHAPTER 11 PLANS
                 OF ONCOR, INC. AND CODON PHARMACEUTICALS, INC.
                 ----------------------------------------------

         Oncor, Inc. ("Oncor") having filed its Second Amended Liquidating Chapter 11 Plan of Oncor, Inc. dated November 12, 1999 (the "Oncor Plan") and Codon Pharmaceuticals, Inc. ("Codon") having filed its Second Amended Liquidating Chapter 11 Plan of Codon Pharmaceuticals, Inc. dated November 12, 1999 (the "Codon Plan" and, collectively, with the Oncor Plan, the "Plans") in accordance with section 1121 of title 11 of the United States Code (the "Bankruptcy Code"); and Oncor and Codon (collectively, the "Debtors") having filed their Second Amended Joint Disclosure Statement pursuant to section 1125 of the Bankruptcy Code relating to the Plans on November 12, 1999 (the "Disclosure Statement"); and the Court, by Order dated November 15, 1999 (the "Disclosure Approval Order") having approved the Disclosure Statement after notice and a hearing held on November 10, 1999; and upon the affidavits and certificates of service filed herein reflecting compliance with the notice and solicitation requirements of the Bankruptcy Code and the Federal Rules of

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Bankruptcy Procedure (the "Bankruptcy Rules"); and upon the Certified Ballot
Reports for Oncor and Codon filed on February 25, 2000; and objections to confirmation of the Oncor Plan having been filed by (i) NTFC Capital Corporation ("NTFC") and (ii) Themis Partners L.P. and Heracles Fund (collectively, the "Confirmation Objections"); and NTFC having withdrawn its objection pursuant to a Stipulation Under Fed. R. Bankr. P. 9019(a) Approving Settlement and Resolution of Claim of NTFC Capital Corporation; and the Court having considered and approved the Debtors' Motion For An Order (a) Approving Settlement With Themis Partners L.P. and Heracles Fund, (b) Authorizing Change of Votes On Amended Liquidating Chapter 11 Plan of Oncor, Inc. and (c) Approving Technical Plan Modifications (the "Modification Motion"); and the Debtors having filed technical modifications to the Plans (the "Technical Modifications"), in accordance with the Modification Motion and certain other agreements achieved with parties in interest; and after a hearing having been held on February 29, 2000 (the "Confirmation Hearing") where the Court considered (i) confirmation of the Plans (as amended by the Technical Modifications) and (ii) the withdrawal or settlement of the Confirmation Objections; and notice of the Confirmation Hearing being deemed good and sufficient notice of the Technical Modifications; and the Court having reviewed all documents in connection with confirmation of the Plans and having heard all parties desiring to be heard; and upon the record compiled in the cases and made at the Confirmation Hearing; and after due deliberation and consideration of all of the foregoing; and sufficient cause appearing therefor; the Court hereby makes the following:


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         FINDINGS OF FACT AND CONCLUSIONS OF LAW:

         A. Capitalized terms used herein, but not defined herein, shall have the respective meanings attributed to such terms in the Plans and the Disclosure Statement.

         B. This Court has jurisdiction over the Debtors' chapter 11 cases pursuant to 28 U.S.C. sections 1334(a) and 157(1). Venue of these proceedings and the chapter 11 cases in this district is proper pursuant to 28 U.S.C. sections 1408 and 1409. This is a core proceeding pursuant to 28 U.S.C. section 157(b)(2) and this Court has jurisdiction to enter a final order with respect hereto.

         C. Due, timely, sufficient and adequate notice of the Plans, the Confirmation Hearing, the Technical Modifications and the deadlines for voting on, and filing objections to, the Plans has been given to all known holders of Claims in an impaired class entitled to vote on the Plans, in accordance with the procedures established by the Disclosure Approval Order, the Bankruptcy Code, the Bankruptcy Rules, the local rules of the Court and all other applicable laws, rules and regulations.

         D. The Plans comply with all of the applicable provisions of the Bankruptcy Code.

         E. The classification of claims and interests under the Plans is proper under sections 1122 and 1123 of the Bankruptcy Code. Claims or Interests in each particular Class are substantially similar to other Claims or Interests contained in such Class.


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         F. Consistent with section 1123(a)(4) of the Bankruptcy Code, the Plans provide equal treatment for each Claim or Interest of a particular class, unless a holder of a Claim or Interest has agreed with one of the Debtors to a less favorable treatment.

         G. The Debtors, as proponents of the Plans, have complied with the applicable provisions of the Bankruptcy Code.

         H. The Plans have been proposed in good faith and not by any means forbidden by law.

         I. Any payments made or promised by the Debtors, or a person issuing securities or acquiring property under the Plans, for services or for costs and expenses in, or in connection with, the cases, or in connection with the Plans and incident to the cases, have been approved by, or is subject to approval of the Court as reasonable.

         J. The Debtors have disclosed that Joseph R. Shaya, the current Acting President and Chief Executive Officer of each of the Debtors, will serve as Plan Agent and the sole director and officer of the Post-Confirmation Debtors as of the Effective Date of the Plans and have disclosed the Plan Agent's compensation. The appointment of the Plan Agent is consistent with the interests of the Debtors' creditors and equity security holders and with public policy. In addition, the Debtors have disclosed the identity of the members of the Post-Effective Date Committee to serve under the Plans.

         K. The provisions of section 1129(a)(6) of the Bankruptcy Code are inapplicable to these cases.


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         L. The procedures by which the ballots for acceptance or rejection of the Plans were distributed and tabulated were fair, properly conducted, and complied with the Bankruptcy Code and the Bankruptcy Rules.

         M. As required by section 1129(a)(7) of the Bankruptcy Code, with respect to each impaired Class of Claims and Interests, each holder of a Claim or Interest in each impaired Class has either accepted such Plan or will receive or retain under such Plan property of a value, as of the Effective Date of the Plans, that is not less than the amount that such holder would receive or retain if the Debtors liquidated under Chapter 7 of the Bankruptcy Code on such date.

         N. With respect to Classes 1, 2 and 3 under the Oncor Plan, such class has accepted the Oncor Plan or such class is not impaired under the Oncor Plan and is, therefore, deemed to have accepted the Oncor Plan under section 1126(f) of the Bankruptcy Code.

         O. With respect to Classes 4 and 5 under the Oncor Plan, the requirements of sections 1129(b)(2)(B) and 1129(b)(2)(C) of the Bankruptcy Code, respectively, have been satisfied.

         P. With respect to Class 1 under the Oncor Plan, such class has accepted the Codon Plan.

         Q. With respect to Class 2 interests under the Codon Plan, the requirements of section 1129(b)(2)(C) of the Bankruptcy Code have been satisfied.

         R. The Debtors have requested that the Court confirm the Plans under section 1129(b) of the Bankruptcy Code as to Oncor Classes 4 and 5 and Codon Class 2.


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         S. At least one impaired class of claims has accepted each of the
Plans, determined without including any acceptances of the Plans by any insider.

         T. Except to the extent that the holder of a particular claim has agreed to a different treatment of such Claim, the treatment of Claims under the Plans of the type specified in sections 507(a)(1) and 507(a)(3) through 507(a)(8) of the Bankruptcy Code, if any, complies with the provisions of section 1129(a)(9) of the Bankruptcy Code.

         U. The primary purpose of each of the Plans is not the avoidance of taxes or the requirements of section 5 of the Securities Act of 1933.

         V. Confirmation of the Plans is not likely to be followed by the need for further financial reorganizations of the Debtors.

         W. All fees payable under section 1930 of title 28 of the United States Code, have either been paid or will be paid under the Plans.

         X. The provisions of section 1129(a)(13) of the Bankruptcy Code are inapplicable to these cases.

         Y. The Plans are the only plans of reorganization for each of the Debtors pending before this or any other Court.

         Z. The Technical Modifications to the Plans proposed by the Debtors prior to, at or in connection with the Confirmation Hearing as set forth below in this Confirmation Order, have been reviewed by and consented to by the Debtors' Official Committee of Unsecured Creditors. The Technical Modifications do not adversely change the treatment of holders of Claims against the Debtors. Consequently, in accordance with section 1127 of the Bankruptcy Code and


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Bankruptcy Rule 3019, the Plans as modified are deemed accepted by each holder of a Claim against the Debtors that voted to accept the Plans, without the need to resolicit the votes of such Creditors on the Plans as modified, and are deemed accepted by each holder of an unimpaired Claim deemed to have accepted the Plans in accordance with section 1126(f) of the Bankruptcy Code.

         NOW, it is hereby,

         ORDERED, ADJUDGED, and DECREED, that:

         1. The Plans are confirmed pursuant to section 1129 of the Bankruptcy Code; provided, however, that if there is any conflict between the terms of the Plans and the terms of this Confirmation Order, this Confirmation Order shall control.

         2. The Stipulation of Settlement Between and Among the Debtors, the Committee, Themis Partners L.P. ("Themis") and Heracles Fund ("Heracles") Relating to Second Amended Liquidating Chapter 11 Plan of Oncor, Inc. is hereby approved, and the Confirmation Objection filed by Themis and Heracles is withdrawn pursuant thereto.

         3.  The Plans are hereby modified as follows:

         (a) Section 5.4 of the Oncor Plan is amended by the deletion of the current text of section 5.4 of the Oncor Plan and the insertion of the following language:

         The holders of Allowed Subordinated Promethean Unsecured Claims will receive a Pro Rata Share of $75,000, plus the portion of the Distributable Cash, if any, remaining after all Allowed unclassified Claims and Allowed Claims in Classes 1 through 3 are paid in full, in full and final settlement of their Claims.


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         (b) Section 5.3 of the Oncor Plan is amended and modified by adding two new sentences at the end of such section which state as follows:

         The Claims of Yale University ("Yale") shall be withdrawn pursuant to a settlement (the "Yale Settlement") providing for the Debtors' transfer of certain licensed inventions and/or technology to Yale. The Debtors will seek approval of a stipulation evidencing the Yale Settlement after the Confirmation Date, on notice to interest parties.

         (c) Section 5.1 of the Codon Plan is amended and modified by adding two new sentences at the end of such section which state as follows:

         The Claims of Yale University ("Yale") shall be withdrawn pursuant to a settlement (the "Yale Settlement") providing for the Debtors' transfer of certain licensed inventions and/or technology to Yale. The Debtors will seek approval of a stipulation evidencing the Yale Settlement after the Confirmation Date, on notice to interested parties.

         4. Prior to the Effective Date, the Debtors are hereby authorized, empowered, and ordered to issue, execute, deliver, file and record any documents or court papers or pleadings, and to take any and all actions, that are necessary or desirable to implement, effectuate, and consummate the transactions contemplated by the Plans, whether or not specifically referred to therein and without further application or order of this Court, in each case with like effect as if exercised and taken by unanimous action of the director and/or stockholder of the Debtors as may be necessary to cause the same to become effective under state law.

         5. The Debtors shall remain as debtors-in-possession under the Bankruptcy Code until the Effective Date. Thereafter, the Post-Confirmation Debtors and the Post-Effective Date Committee may consummate the transactions



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contemplated by the Plans and make distributions to creditors after the
Effective Date in accordance with the Plans, free of any restrictions imposed by the Bankruptcy Code. The Post-Effective Date Committee shall have the rights, powers and obligations as set forth in the Plans, including but not limited to, the right to retain counsel and the Plan Agent.

         6. The Plan Agent Agreement, substantially in the form previously filed with the Court, is approved, and the Debtors and the Post-Effective Date Committee may execute, enter into and deliver such documents and to execute, implement and consummate any transactions contemplated thereby.

         7. Any and all pre-petition unexpired leases and executory contracts not previously rejected by the Debtors or pursuant to section 365(d)(4) of the Bankruptcy Code, unless specifically assumed pursuant to the Bankruptcy Code prior to the date hereof or the subject of a motion to assume and assign pending on the date hereof, shall be deemed rejected by the Debtors effective as of the date of this Order.

         8. All proofs of claim with respect to claims arising from the rejection of executory contracts and unexpired leases shall, unless another order of the Bankruptcy Court provides for an earlier date, be filed with the Bankruptcy Court within thirty (30) days after notice of entry of this Order. Any proof of claim that is not timely filed shall be released, discharged and forever barred from assertion against the Debtors, their estates or properties or the Post-Confirmation Debtors.

         9. The exculpations, limited releases and injunction provisions set forth in the Plans are approved.


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         10. Notwithstanding any provision of the Plans to the contrary, the
Post-Effective Date Committee, on behalf of the Post-Confirmation Debtors, may file Objections to Claims no later than ninety (90) days after the Effective Date or ninety (90) days after a particular proof of Claim is filed, whichever is later.

         11. Unless required to be filed by an earlier date by another order of this Court, all requests for payment of Administrative Claims must be filed and served on the Post-Confirmation Debtors, their counsel and the Post-Effective Date Committee's counsel, no later than twenty (20) days after the Effective Date. Any person that is required to file and serve such a request for payment of an Administrative Claim and fails to timely file and serve such request, shall be forever barred, estopped and enjoined from asserting such Claim or participating in distribution under the Plan on account thereof.

         12. Each Person asserting a Fee Claim shall file with the Bankruptcy Court and serve on the United States Trustee, counsel to the Post-Effective Date Committee and counsel to the Post-Confirmation Debtors, a Fee Application within sixty (60) days after the Effective Date. Failure to file a Fee Application timely shall result in the Fee Claim being forever barred and discharged.

         13. This Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plans and any other acts that may be necessary or appropriate for the implementation or consummation of the Plan.

         14. Pursuant to Section 1146(c) of the Bankruptcy Code, neither the making nor delivery of an instrument of transfer, nor the revesting, transfer and sale of


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any real property or personal property of the Debtors in accordance with the
Plans, shall subject the Debtors or the Post-Confirmation Debtors to any state or local law imposing a stamp tax, transfer tax or similar tax or fee.

         15. The provisions of the Plans and this Order shall be, and hereby are now, and forever afterwards, binding on the Debtors, the Committee, the Post-Confirmation Debtors, the Post-Effective Date Committee, all holders of Claims and Interests (whether or not impaired under the Plans and whether or not, if impaired, they accepted the Plans), any other party in interest, any other party making an appearance in these chapter 11 cases, and any other person or entity affected thereby, as well as their respective heirs, successors, assigns, trustees, subsidiaries, affiliates, officers, directors, agents, employees, representatives, attorneys, beneficiaries, guardians, and similar officers, or any person claiming through or in the right of any such person or entity.

         16. The Court hereby retains jurisdiction of these cases (i) as provided for in the Plans, (ii) as provided for in this Order, and (iii) for the purposes set forth in sections 1127 and 1142 of the Bankruptcy Code.

         17. The failure specifically to include or reference particular sections or provisions of the Plans or any related agreement in this Order shall not diminish or impair the effectiveness of such sections or provisions, it being the intent of the Court that the Plans be confirmed and such related agreements be approved in their entirety.


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         18. Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), the Debtors
are hereby directed to serve a notice of the entry of this Order on all holders of record of Claims and Interests as of the date hereof, all parties who have entered their appearance in these cases and requested notice pursuant to Bankruptcy Rule 2002 and the Office of the United States Trustee, no later than ten (10) days after the Effective Date of the Plans.


Dated: Wilmington, Delaware
       February 29, 2000

                                              /s/ Joseph J. Farnan, Jr.
                                              ----------------------------------
                                              Joseph J. Farnan, Jr.
                                              Chief United States District Judge



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